UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

PROPHASE LABS, INC.

(Exact name of Company as specified in its charter)

Delaware	000-21617	23-2577138
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

711 Stewart Avenue, Suite 200 Garden City, New York	11530
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 345-0919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0005	PRPH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amended and Restated 2010 Equity Compensation Plan and Amended and Restated 2010 Director’ Equity Compensation Plan

On May 20, 2021, the stockholders of ProPhase Labs, Inc. (the “Company”) approved the Amended and Restated 2010 Equity Compensation Plan (the “Amended 2010 Plan”) and the Amended and Restated 2010 Directors’ Equity Compensation Plan (the “Amended 2010 Directors’ Plan”) at the 2021 Annual Meeting of Stockholders of the Company (the “2021 Annual Meeting”). The Amended 2010 Plan and the Amended 2010 Directors’ Plan had each been previously approved by the board of directors of the Company on April 7, 2021, subject to stockholder approval at the 2021 Annual Meeting.

The Amended 2010 Plan provides for an increase in the number of shares reserved for issuance under the plan by 1,000,000 shares, from 3,900,000 shares to 4,900,000 shares.

The Amended 2010 Directors’ Plan provides for an increase in the number of shares reserved for issuance under the plan by 100,000 shares, from 675,000 shares to 775,000 shares.

The foregoing description of the Amended 2010 Plan and Amended 2010 Directors’ Plan is qualified in its entirety by reference to the full text of the Amended 2010 Plan and Amended 2010 Directors’ Plan, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and the terms of which are incorporated by reference in this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The final voting results of the matters voted on at the 2021 Annual Meeting are provided below.

Proposal 1. Election of Directors

Each of the nominees for election to the board of directors was elected to hold office for a one-year term and until their respective successors are elected and qualified by the following votes:

Name	For	Withheld	Broker Non- Votes
Ted Karkus	7,741,963	179,370	2,349,256
Jason Barr	7,338,816	582,517	2,349,256
Louis Gleckel, MD	7,549,457	371,876	2,349,256
Warren Hirsch	7,744,545	176,788	2,349,256

Proposal 2. Ratification of the Appointment of Independent Auditors

The ratification of the appointment by the Audit Committee of the board of directors of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was approved by the following vote:

For	Against	Abstain	Broker Non- Votes
10,148,354	53,735	68,500	0

Proposal 3. Approval of the Amended and Restated 2010 Equity Compensation Plan

The Amended 2010 Plan was approved by the following vote:

For	Against	Abstain	Broker Non- Votes
7,588,657	319,101	13,575	2,349,256

Proposal 4. Approval of the Amended and Restated 2010 Directors’ Equity Compensation Plan

The Amended Directors’ 2010 Plan was approved by the following vote:

For	Against	Abstain	Broker Non- Votes
7,133,404	777,376	10,553	2,349,256

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated 2010 Equity Compensation Plan

10.2	Amended and Restated 2010 Directors’ Equity Compensation Plan

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProPhase Labs, Inc.

By:	/s/ Monica Brady
Monica Brady
Chief Financial Officer

Date: May 21, 2021